FOURTH AMENDMENT TO
          FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

       This Fourth Amendment to Fourth Amended and Restated Loan and Security Agreement (the "Fourth Amendment") is made as of this 19 day of May, 2006 by and among

CASUAL MALE RETAIL GROUP, INC., and DESIGNS APPAREL, INC. (referred to individually as a "Borrower" and collectively as the "Borrowers"); and

CASUAL MALE RETAIL GROUP, INC., as Borrowers' Representative for the Borrowers; and

FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), HELLER FINANCIAL, INC., NATIONAL CITY BUSINESS CREDIT, INC., WELLS FARGO FOOTHILL, INC., WELLS FARGO BUSINESS CREDIT, INC., LASALLE RETAIL FINANCE, A DIVISION OF LASALLE BUSINESS CREDIT, INC., AGENT FOR STANDARD FEDERAL BANK NATIONAL ASSOCIATION, and WEBSTER BUSINESS CREDIT CORPORATION (together with each of their successors and assigns, referred to individually as a "Revolving Credit Lender" and collectively as the "Revolving Credit Lenders"); and

FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), as SwingLine Lender together with the Revolving Credit Lenders the "Lenders"; and

FLEET RETAIL GROUP, LLC, (formerly known as FLEET RETAIL GROUP, INC.), as Administrative Agent and Collateral Agent for the Lenders; and

WELLS FARGO FOOTHILL, INC., as Syndication Agent; and

NATIONAL CITY BUSINESS CREDIT, INC. and HELLER FINANCIAL, INC., as Co-Documentation Agents (together with the Administrative Agent,
Collateral Agent and Syndication Agent, the "Agents").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                           W I T N E S S E T H

       A.	Reference is made to the Fourth Amended and Restated Loan and
Security Agreement dated as of October 29, 2004 by and among the Borrowers, the Borrowers' Representative, the Lenders and the Agents, as amended by that certain First Amendment to Fourth Amended and Restated Loan and Security Agreement dated March 16, 2005, as amended by that certain Second Amendment to Fourth Amended and Restated Loan and Security Agreement dated December 15, 2005, and as amended by that Third Amendment to Fourth Amended and Restated Loan and Security Agreement dated December 15, 2005 (as amended and in effect the "Credit Agreement").

       B.	The Borrowers have requested that the Agents and the Lenders agree to amend the Credit Agreement to allow the Loan Parties to repurchase some of the capital stock of Casual Male.

       C.	The Agents and the Lenders, subject to the terms and conditions of this Fourth Amendment have agreed to modify the Credit Agreement.
       Accordingly, the Agents, the Lenders, the Loan Parties, and the Borrowers' Representative agree as follows:

       1.	Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

       2.	Amendment to Credit Agreement.
              a.	Article 1 of the Credit Agreement is amended as follows:
                  (i)The following definitions are added to Article 1 of
                     the Credit Agreement:

                      "Permitted Stock Repurchase" :The repurchase, redemption, or acquisition by the Borrowers of Casual Male's capital stock provided that (i) as of the date of such repurchase, redemption, or acquisition, and immediately after giving effect thereto, there exists no Default; (ii) as of the date of such repurchase, redemption, or acquisition and immediately after giving effect thereto, Excess Availability is greater than $30,000,000.00 as determined by the Agent based upon the Borrowing Base Certificate delivered to the Agent pursuant to Section 6.4 of the Loan Agreement; and (iii) the Borrowers' Representative has delivered to the Agent contemporaneously with the monthly officers certificate delivered pursuant to Sections
                      6.5 and 6.8 of the Loan Agreement monthly pro forma financial projections demonstrating immediately after giving effect to all repurchases, redemptions, or acquisitions projected to be made during the then next Fiscal quarter (x) Excess Availability would not be less than $30,000,000.00 for such Fiscal quarter and (y) the Excess Availability would not be less than $30,000,000.00 as determined on a pro forma basis over the two (2) Fiscal quarters next following such Fiscal quarter, which projections are in form and substance satisfactory to the Agent are based on reasonable projections of the financial performance of the Borrowers and are accompanied by a certificate of the Borrowers' Representative's Chief Executive Officer, President or Chief Financial Officer certifying that such projections are accurate and complete provided that at any time the actual repurchases, redemptions, or acquisitions, made during any Fiscal quarter exceed those projected to be made for such Fiscal quarter as set forth in the certificate described in clause (iii) hereof, Borrowers' Representatives shall promptly deliver to the Agent updated monthly pro forma financial projections demonstrating compliance with the requirements set forth in clause (iii) hereof based on the actual repurchases, redemptions, or acquisitions made together with a certificate of the Borrowers' Representative's Chief Executive Officer, President or Chief Financial Officer certifying the updated projections as accurate and complete.


              b.	Article 5 of the Credit Agreement is amended as follows:

                  (i)	Section 5.20(b) of the Credit Agreement is deleted in
                        its entirety and replaced with the following:

                       "Redeem, retire, purchase, or acquire any of Casual
                        Male's capital stock, other than pursuant to a Permitted Stock Repurchase.

       3.	Ratification of Loan Documents. Except as otherwise provided for herein, the terms and conditions of the Credit Agreement and of the other
Loan Documents remain in full force and effect, and each Loan Party hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of, and the warranties and representations set forth, therein.

       4.	Conditions Precedent to Effectiveness.  This Fourth Amendment
shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
              a.	This Fourth Amendment shall have been duly executed and
delivered by the respective parties hereto, and, shall be in full force and effect.
              b.	All action on the part of the Loan Parties necessary for
the valid execution, delivery and performance by the Loan Parties of this
Fourth Amendment shall have been duly and effectively taken and evidence thereof satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.
              c.	The Loan Parties shall have provided such additional
instruments and documents to the Administrative Agent as the Administrative Agent and the Administrative Agent's counsel may have reasonably requested.

       5.	Miscellaneous.
              a.	This Fourth Amendment may be executed in several
counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.
              b.	This Fourth Amendment expresses the entire understanding of
the parties with respect to the transactions contemplated hereby.  No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.
              c.	Any determination that any provision of this Fourth
Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.
              d.	The Loan Parties shall pay on demand all reasonable costs
and expenses of the Administrative Agent, including, without limitation, reasonable attorneys' fees in connection with the preparation, negotiation, execution and delivery of this Fourth Amendment.
              e.	Each Loan Party warrants and represents that the Loan Party
has consulted with independent legal counsel of each Loan Party's selection in connection with this Fourth Amendment and is not relying on any representations or warranties of the Administrative Agent or its counsel in entering into this Fourth Amendment.
[The remainder of this page is intentionally left blank]



IN WITNESS WHEREOF, the parties have duly executed this Fourth
Amendment as of the day and year first above written.


CASUAL MALE RETAIL GROUP, INC.,  a
Delaware corporation, as Borrower
and Borrowers' Representative


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary


DESIGNS APPAREL, INC., as Borrower


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President, Chief
Operating Officer, Chief Financial Officer,
Treasurer and Secretary


("GUARANTORS")

CASUAL MALE CANADA INC.


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary



CAPTURE, LLC
By Casual Male Store, LLC, its sole
Member


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary

CASUAL MALE STORE, LLC


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary

CASUAL MALE RETAIL STORE, LLC


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary

CASUAL MALE DIRECT, LLC


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary



CASUAL MALE RBT, LLC


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary

CASUAL MALE RBT (U.K.) LLC


By /s/ DENNIS R. HERNREICH
   -----------------------
Name: Dennis R. Hernreich
Title:  Executive Vice President,
Chief Operating Officer, Chief
Financial Officer, Treasurer and Secretary



FLEET RETAIL GROUP, LLC, as
Administrative Agent, Collateral
Agent, Revolving Credit Lender, and
SwingLine Lender


By /s/ KATHLEEN DIMOCK
   -------------------
Name: Kathleen Dimock
Title: Managing Director


HELLER FINANCIAL, INC., as Co-
Documentation Agent and Revolving
Credit Lender


By /s/ AMANDA VAN HEYST
   ---------------------
Name: Amanda Van Heyst
Title: Duly Authorized Signatory


NATIONAL CITY BUSINESS CREDIT,
INC., as Co-Documentation Agent and
Revolving Credit Lender


By /s/ KATHRYN C. ELLERO
   ---------------------
Name: Kathryn C. Ellero
Title: Vice President

WELLS FARGO FOOTHILL, INC., as
Syndication Agent and Revolving
Credit Lender


By /s/ EUNNIE KIM
   ---------------
Name:  Eunnie Kim
Title: Vice President



WELLS FARGO BUSINESS CREDIT, INC.,
as Revolving Credit Lender

By /s/ NIKI STONE
   --------------
Name: Niki Stone
Title: Relationship Manager

LASALLE RETAIL FINANCE, A DIVISION
OF LASALLE BUSINESS CREDIT, INC.,
AGENT FOR STANDARD FEDERAL BANK
NATIONAL ASSOCIATION, as Revolving
Credit Lender


By /s/ DANIEL O'ROURKE
   ---------------------
Name: Daniel O'Rourke
Title: First Vice President

WEBSTER BUSINESS CREDIT
CORPORATION, as Revolving Credit
Lender


By /s/ ANDREW D. WIERMAN
  ----------------------
Name: Andrew D. Wierman
Title: Vice President